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                                                                   Exhibit 10(i)

                            AMENDMENT NUMBER FIVE TO
                  NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP PLAN
               (As Amended and Restated Effective January 1, 2002)

     WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, As Amended and Restated Effective January 1, 2002, (the "Plan"); and

     WHEREAS, amendment of the Plan is now considered desirable;

     NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors of the Company dated February 18, 2003, the Plan is hereby amended effective as of April 29, 2003, as follows:

1.   The following shall be added as Supplement #5 to the Plan:

                                 "Supplement #5

            Special Rules for Former Employees of Legacy South, Inc.


     This Supplement #5 to the Northern Trust Employee Stock Ownership Plan, As Amended and Restated Effective January 1, 2002 (the "Plan"), is made a part of the Plan and supersedes any provisions thereof to the extent that they are not consistent with the Supplement. Unless the context clearly implies or indicates to the contrary, a word, term or phrase used or defined in the Plan is similarly used or defined for purposes of this Supplement #5.

     1. Application. This Supplement supplements and modifies the provisions of the Plan in connection with the employment by Northern Trust Bank, Federal Savings Bank ("NTB") (or the Company or another Participating Employer) of the former employees of Legacy South, Inc. ("Legacy South") who are listed on Schedule 6.1 of a Stock Purchase Agreement dated as of November 22, 2002 among the individual owners of all of the stock of Legacy South, Northern Trust Corporation and NTB (the "Agreement") pursuant to which NTB is purchasing all of the stock of Legacy South.

     2. Effective Date. The effective date of this Supplement #5 is April 29, 2003.

     3. Legacy South Member. The term "Legacy South Member" means any employee of Legacy South who is listed on Schedule 6.1 of the Agreement (including an employee hired by Legacy South after the execution of the Agreement but before the Closing Date, as defined in the Agreement) who becomes an employee of NTB (or the Company or another Participating Employer) on the Closing Date, pursuant to Section 6.1 of the Agreement, when NTB acquires the stock of Legacy South.

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     4.   Participation and Vesting Service. Anything in the Plan to the
          contrary notwithstanding, for purposes of determining (a) eligibility to become a Participant in the Plan pursuant to section 3.1 of the Plan and (b) the Vested Portion of a Legacy South Member's Account pursuant to section 2.1(ww) of the Plan, a Legacy South Member's Vesting Service shall be calculated as if his or her employment with Legacy South had been employment with the Company or a Participating Employer."

2.   The following shall be added at the end of Schedule A of the Plan:

--------------------------------------------------------------------------------
   "Affiliate Name & Acq. Code                 ESOP Earliest Vesting Date
--------------------------------------------------------------------------------
Legacy South Agreement              LS      Service Date with Legacy South for
Dated 11/22/02.  Applicable                 participation and vesting."
to Legacy South Members as
defined in Supplement #5.
Acquired:  04/29/03
Joined Benefits and Payroll:  04/30/03

--------------------------------------------------------------------------------


     IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf effective as of April 29, 2003.

                                         THE NORTHERN TRUST COMPANY



                                         By:      /s/ Martin J. Joyce, Jr.
                                            ------------------------------------
                                         Name:  Martin J. Joyce, Jr.
                                         Title: Senior Vice President

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